LETTER OF TRANSMITTAL

                          PAGEMART WIRELESS, INC.

                             Offer to Exchange
       11 1/4% Senior Subordinated Discount Exchange Notes due 2008
                        For Any and All Outstanding
            11 1/4% Senior Subordinated Discount Notes Due 2008
              Pursuant to the Prospectus, dated bullet, 1998

      THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK TIME, ON bullet, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
 WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  Delivery To: United States Trust Company of New York, as Exchange Agent

                    If by Registered or Certified Mail:

                  United States Trust Company of New York
                               P.O. Box 844
                      Attn: Corporate Trust Services
                              Cooper Station
                       New York, New York 10276-0844

                                    or

             If by Overnight Courier or by Hand after 4:30PM:

                  United States Trust Company of New York
                         770 Broadway, 13th Floor
                         New York, New York 10003
                      Attn: Corporate Trust Services

                                    or

                         If by Hand before 4:30PM:



                  United States Trust Company of New York
                               111 Broadway
                                Lower Level
                      Attn: Corporate Trust Services
                         New York, New York 10006

                             If by Facsimile:
                              (212) 780-0592

                           Confirm by Telephone:
                              (800) 548-6565



               Delivery of this Instrument to an address other than as set forth above, or transmission via facsimile other than as set forth above, will not constitute a valid delivery.

               The undersigned acknowledges receipt of and has reviewed the Prospectus dated o, 1998 (the "Prospectus"), of PageMart Wireless, Inc. (the "Company"), and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 11 1/4% Senior Subordinated Discount Exchange Notes due 2008 (the "New Notes") for each $1,000 in principal amount of outstanding 11 1/4% Senior Subordinated Discount Notes due 2008 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

               For each Old Note accepted for exchange not validly withdrawn, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. If the Exchange Offer is not consummated by July 28, 1998, interest (in addition to the accrual of original issue discount during the period ending February 1, 2003 and in addition to the interest otherwise due on the Notes after such date) will accrue ("Special Interest"), at a rate of .5% per annum of accreted value on the preceding semiannual payment date, from July 28, 1998 payable in cash semiannually, in arrears, on each February 1 and August 1, commencing February 1, 1999 until the consummation of the Exchange Offer or the effectiveness of a shelf registration statement.
Upon the consummation of the Exchange Offer after July 28, 1998, the Special Interest payable on the Old Notes will cease to accrue from the date of such consummation and all accrued and unpaid Special Interest as of the consummation of the Exchange Offer shall be paid promptly thereafter to the holders of record of the Old Notes immediately prior to the time of such occurrence. Following the consummation of the Exchange Offer the interest terms of the Old Notes that are not exchanged shall revert to the original terms set forth in the Notes as described on the cover page of the Offering Memorandum dated January 22, 1998, with respect to the Old Notes. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, and thereby delay acceptance of any Old Notes, by giving oral or written notice of such extension to the Exchange Agent and notice of such extension to the holders as described in the next sentence, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date. Notwithstanding the foregoing, pursuant to the Registration Rights Agreement, the Company has agreed to keep the Exchange Offer open for not less than 20 days.

               Either this Letter or an Agent's Message is to be completed by a holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) in order to tender Old Notes. Certificates for Old Notes should be forwarded with their Letter or, if tender of Old Notes is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," tender of Old Notes should be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility"). Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") or all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-- Guaranteed Delivery Procedures". See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

               The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

                                                     DESCRIPTION OF OLD NOTES

                                                             1                    2                    3
                                                        -----------          ------------        -----------
                                                                              Aggregate
                                                                              Principal            Principal
                                                                              Amount at             Amount
Name(s) and Address(es) of Registered Holder(s)         Certificate          Maturity of         at Maturity
      (Please fill in, if blank)                        Numbers(s)*          Old Notes(s)         Tendered**
-----------------------------------------------         -----------          ------------        -----------



                                                        Total


______________________
*     Need not be completed if Old Notes are being tendered by book-entry transfer.
**    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2.  See Instruction 2.  Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.  See Instruction 1.



[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________

The Depositary Trust Company

Account Number _____________________ Transaction Code Number ___________


      By crediting the Old Notes to the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s) __________________________________

      Name of Institution which guaranteed delivery ____________________

      If Delivery by Book-Entry Transfer, Complete the Following:

      Account Number _____________________ Transaction Code Number _____


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name: ___________________________________________________________

      Address: ________________________________________________________

      _________________________________________________________________


            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

               Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby. Each participant in the Book-Entry Transfer Facility transmitting by means of the Book-Entry Transfer Facility a computer-generated message forming part of a Book-Entry Confirmation, on behalf of itself and the beneficial owner of the Old Notes tendered thereby, acknowledges receipt of the Prospectus and this Letter and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter.

               The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest.

               The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1993, as amended (the "Securities Act")), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. By tendering, each holder of Old Notes represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder,
(ii) neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the holder nor any such other person is engaged in or intends to participate in a distribution of such New Notes and (iv) neither the holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. By tendering, each holder of Old Notes that is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account pursuant to the Exchange Offer, represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

               The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedure set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

               Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver, if applicable, the substitute certificates representing Old Notes for any Old Notes not exchanged in the name of the undersigned or, in the case of a book-entry delivery of Old Notes or New Notes issued in exchange for Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. The undersigned recognizes that New Notes will be issued in the form of a single global note in registered form issued to The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee of DTC. Unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the undersigned, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged to the undersigned at the address shown above in the box entitled "Description of Old Notes", unless tender is being made through the Book-Entry Transfer Facility.




               THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


          SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 3 and 4)                                          (See Instructions 3 and 4)

   To be completed ONLY if certificates for Old                       To be completed ONLY if certificates for Old Notes
Notes not exchanged are to be issued in the name of                 not exchanged are to be sent to someone other than
and sent to someone other than the person or persons                the person or persons whose signature(s) appear(s) on
whose signature(s) appear(s) on the Letter below, or                this Letter below or to such person or persons at an
if Old Notes delivered by book-entry transfer which                 address other than shown in the box entitled
are not accepted for exchange or New Notes issued in                "Description of Old Notes" on this Letter above.
exchange for Old Notes accepted for exchange are                    This section should not be completed if such Old
not to be credited to the undersigned's account                     Notes are to be delivered to the Book-Entry Transfer
maintained at the Book-Entry Transfer Facility.                     Facility for credit to the undersigned's account or to
                                                                    an account specified under "Special Issuance
Issue: New Notes and/or Old Notes to:                               Instructions".

Name(s) _____________________________________________               Mail: Old Notes to:
                  (Please Type or Print)

_____________________________________________________               Name(s) _____________________________________________
                  (Please Type or Print)                                              (Please Type or Print)

Address _____________________________________________               _____________________________________________________
                                                                                      (Please Type or Print)
_____________________________________________________
                       (Zip Code)                                   Address _____________________________________________
                  (Please Type or Print)
                                                                    _____________________________________________________
                 (Complete Substitute Form W-9)                                                (Zip Code)
[ ]   Credit New Notes or, if applicable, unexchanged Old
      Notes delivered by book-entry transfer to the Book-
      Entry Transfer Facility account set forth below.


_______________________________________________________
                 (Book-Entry Transfer Facility
                 Account Number, if applicable)


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE




                             PLEASE SIGN HERE

                (TO BE COMPLETED BY ALL TENDERING HOLDERS)
        (Complete Accompanying Substitute Form W-9 on reverse side)

Dated:_________________________________________________________________, 1998


X_____________________________           ______________________________, 1998

X_____________________________           ______________________________, 1998
    Signature(s) of Owner                            Date

      Area Code and Telephone Number ________________________________________

  If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.
See Instruction 3.

      Name(s):_____________________________________________________________

      _____________________________________________________________________
                           (Please Type or Print)


      Capacity: ___________________________________________________________

      Address:  ___________________________________________________________

                ___________________________________________________________
                                  (Include Zip Code)

The Depository Trust Company Account Number:_______________________________

                            SIGNATURE GUARANTEE
                      (If required by Instruction 3)

      Signature(s) Guaranteed by
      an Eligible Institution: ____________________________________________
                                          (Authorized Signature)

               ____________________________________________________________
                                       (Title)

               ____________________________________________________________
                                   (Name and Firm)

      Dated: ______________________________________________________________



                                 Instructions

  Forming part of the Terms and Conditions of the Exchange Offer for the 11 1/4% Senior Subordinated Discount Exchange Notes due 2008 in Exchange
  for the 11 1/4% Senior Subordinated Discount Notes due 2008 of PageMart
                              Wireless, Inc.

1.    Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

               Either this Letter or an Agent's Message is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) in order to tender Old Notes. Certificates for Old Notes should be forwarded with this Letter or, if tender of Old Notes is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," tender of Old Notes should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility").
Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as either (i) a properly completed and duly executed Letter (or manually signed facsimile hereof) and all other documents required by this Letter or (ii) an Agent's Message, must be received by the Exchange Agent on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

               Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution either a properly completed and duly executed Letter (or a facsimile thereof) or a properly transmitted Agent's Message and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of such holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation, and all other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

               The method of delivery of this Letter, the Old Notes and all other documents required by this Letter is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If required documents are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on or prior to the Expiration Date. No Letters should be sent to the Company.

               See the Prospectus under "The Exchange Offer."

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

               If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

               If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

               If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

               If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

               When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

               If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible
Institution.

               If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

               Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

               Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Instruction.

4.  Special Issuance and Delivery Instructions.

               Tendering holders of Old Notes should indicate in the applicable box the name and address to which substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Tendering holders of Old Notes may request that New Notes be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. In addition, noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such New Notes and Old Notes not exchanged, as the case may be, will be credited to the account at the Book-Entry Transfer Facility of the person signing this Letter.

5.  Tax Identification Number.

               Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

               Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

               To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which the TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guideline for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  Transfer Taxes.

               The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer, if, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

               Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.  Waiver of Conditions.

               The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  No Conditional Tenders.

               No alternative, conditional, irregular or contingent traders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notices of the acceptance of their Old Notes for exchange.

               Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.  Mutilated, Lost, Stolen or Destroyed Old Notes.

               Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  Requests for Assistance or Additional Copies.

               Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number of indicated above.

11.  Incorporation of Letter of Transmittal.

               This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any participant in the Book-Entry Transfer Facility on behalf of itself and the beneficial owners of any Old Notes so tendered.



                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

                     PAYER'S NAME: PAGEMART WIRELESS, INC.


                  Part 1-PLEASE PROVIDE     TIN: __________________________
                  YOUR TIN IN THE              (Social Security Number or
SUBSTITUTE        BOX AT RIGHT AND          Employer Identification Number)
Form W-9          CERTIFY BY SIGNING
Department        AND DATING BELOW.
of the
Treasury
Internal          Part 2-TIN APPLIED for [ ]
Revenue
Service
                  CERTIFICATION: UNDER THE PENALTIES OF PERJURY,
                  I CERTIFY THAT
Payer's
Request           (1)  the number shown on this form is my correct Taxpayer
for Taxpayer           Identification Number (or I am waiting fora number
Identification         to be issued to me).
Number ("TIN")
and               (2)  I am not subject to backup withholding either
Certification          because (a) I am exempt from backup withholding,
    (2)                or (b) I have not been notified by the
                       Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                       (c) the IRS has notified me that I am no longer subject to backup withholding, and

                  (3) any other information provided on this form is true and correct.

                  SIGNATURE ____________________________ DATE __________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to appropriate Internal Revenue Service Center or Social Security Administrative Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number for the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


________________________________________       ____________________________
             Signature                                    Date